UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-6606

Dreyfus BASIC U.S. Government Money Market Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	2/28(9)
Date of reporting period:	8/31/07

FORM N-CSR

Item 1.	Reports to Stockholders.

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
9	Statement of Assets and Liabilities
10	Statement of Operations
11	Statement of Changes in Net Assets
12	Financial Highlights
13	Notes to Financial Statements
18	Information About the Review and Approval
of the Fund’s Management Agreement
FOR MORE INFORMATION

Back Cover

Dreyfus BASIC
U.S. Government
Money Market Fund

The	Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus BASIC U.S. Government Money Market Fund, covering the six-month period from March 1, 2007, through August 31, 2007.

The U.S. economy produced mixed signals during the reporting period, causing investor sentiment to swing from concerns regarding a domestic economic slowdown stemming from slumping housing markets to worries about mounting inflationary pressures in an environment of robust global growth. More recently, a change in the credit cycle has produced heightened volatility in the more credit-sensitive sectors in the U.S. bond market, and investors have become more sensitive to risks.

In our analysis, turmoil in credit markets has increased the downside risks to the U.S. economy, with the housing recession and consumer slowdown likely to be more intense than previously expected.A more severe midcycle slowdown may help relieve prevailing inflationary pressures, and we therefore believe that the Fed will do what is necessary to continue to promote economic growth while attempting to maintain market stability.As always, your financial advisor can help you position your portfolio for these developments.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

DISCUSSION OF FUND PERFORMANCE

For the period of March 1, 2007, through August 31, 2007, as provided by Bernard W. Kiernan, Jr., Portfolio Manager

Fund and Market Performance Overview

Despite heightened volatility in longer-term bond markets, yields of money market instruments remained relatively stable as the Federal Reserve Board (the “Fed”) left short-term interest rates unchanged throughout the reporting period.

For the six-month period ended August 31, 2007, Dreyfus BASIC U.S. Government Money Market Fund produced an annualized yield of 4.82% . Taking into account the effects of compounding, the fund also produced an annualized effective yield of 4.92% .1

The Fund’s Investment Approach

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.To pursue this goal, the fund invests exclusively in securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities, and in repurchase agreements (including tri-party repurchase agreements).The securities in which the fund invests include those backed by the full faith and credit of the U.S. government and those that are neither insured nor guaranteed by the U.S. government.

When managing the fund, we closely monitor the outlook for economic growth and inflation, follow overseas developments and consider the posture of the Federal Reserve Board (the “Fed”) in our decisions as to how to structure the fund. Based upon our economic outlook, we actively manage the fund’s average maturity in looking for opportunities that may present themselves in light of possible changes in interest rates.

The Fed Stayed “On Hold” Amid Mixed Economic Data

When the reporting period began, slowing economic growth and subdued inflation led most investors to believe that the Fed would

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

remain on the sidelines for much of 2007 as it continued to assess the impact of its previous tightening campaign.Yet, with an unemployment rate of 4.5%, the economy seemed to pose little risk of falling into recession.The Fed apparently endorsed this view, when, in late March, it left the federal funds rate unchanged. However, the wording of its accompanying announcement suggested that the Fed viewed the risk of inflation as greater than the risk of recession, pushing back investors’ expectations of an eventual easing of monetary policy.

Economic and inflation data remained mixed in April and May. On one hand, housing prices continued to slide and consumer sentiment deteriorated. On the other hand, a key measure of inflation, the core personal consumption price index, rose by 2.2% in May, reinforcing investors’ views that the Fed was unlikely to reduce short-term interest rates anytime soon.

In June, signs of stronger economic growth contributed to higher yields on longer-term bonds. In the statement following its June 28 meeting, the Fed indicated that it was not yet convinced of the sustainability of lower inflationary pressures. In addition, the Fed suggested that higher levels of resource utilization could fuel inflation in the future. It later was estimated that the U.S. GDP grew at an annualized rate of 3.4% in the second quarter of 2007, lending credence to the Fed’s inflation-fighting bias.

A Worsening Credit Crisis Prompted Fed Intervention

July proved to be a difficult month for the financial markets, as intensifying housing and lending concerns sparked a sharp repricing of risk. Substantial declines in equities and the more credit-sensitive fixed-income sectors occurred when rising delinquencies and defaults appeared to spread from the sub-prime mortgage sector to home equity borrowers with good credit histories. In addition, sales of existing homes slid to the slowest pace in almost five years, and sales of new single-family homes dropped by a significantly greater amount than had been expected.This led to concerns that consumers would cut back on spending, potentially threatening the economy.

Although the Fed refrained from adjusting monetary policy at its meeting in early August, the ongoing credit crisis prompted some analysts to call for intervention.The Fed did so on August 17, when it reduced the discount rate by 50 basis points and relaxed some collateral requirements to promote market liquidity. In the statement accompanying the discount rate cut, the Fed indicated that “the downside risks to growth have increased appreciably.” Many investors considered the Fed’s statement a strong indication that a reduction in the federal funds rate is likely in the fall.

As the credit crisis and expectations of a rate cut took hold, yield differences widened along the market’s maturity range.At the same time, demand for money market instruments surged as investors shifted assets from riskier investments to money market funds.

Caution Is Warranted in Uncertain Markets

In this relatively uncertain environment, we generally maintained the fund’s weighted average maturity in a range we considered to be in line with industry averages. However, we occasionally took advantage of opportunities to capture incrementally higher yields from money market instruments with maturities up to six months.

Recently the Fed cut the overnight federal funds rate to 4.75% .We are prepared to alter the fund’s strategy as market conditions evolve.

September 19, 2007

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
[1]	Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate.Yield provided reflects the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in which shareholders will be given at least 90 days’ notice prior to the time such absorption may be terminated, but at least until February 29, 2008. Had these expenses not been absorbed, the fund’s annualized yield would have been 4.64% and the fund’s annualized effective yield would have been 4.75%.

The Fund 5

U N D E R S TA N D I N G YO U R F U N D ’ S E X P E N S E S ( U n a u d i t e d )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus BASIC U.S. Government Money Market Fund from March 1, 2007 to August 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2007

Expenses paid per $1,000 †	$ 2.30
Ending value (after expenses)	$1,024.50

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2007

Expenses paid per $1,000 †	$ 2.29
Ending value (after expenses)	$1,022.94

† Expenses are equal to the fund’s annualized expense ratio of .45%; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

August 31, 2007 (Unaudited)

	Annualized
	Yield on
	Date of	Principal
U.S. Government Agencies—66.3%	Purchase (%)	Amount ($)	Value ($)

Federal Farm Credit Bank
4/11/08	5.24 [a]	50,000,000	49,991,117
Federal Home Loan Bank System:
11/27/07	4.81	50,000,000	49,426,042
2/15/08	4.91	37,500,000	36,665,000
Federal Home Loan Mortgage Corp.:
9/21/07	5.19	25,000,000	24,929,445
11/5/07	5.20	9,318,000	9,231,524
12/3/07	5.18	15,667,000	15,460,587
2/4/08	5.18	25,000,000	24,459,958
Federal National Mortgage Association:
10/31/07	5.20	6,656,000	6,598,980
11/7/07	5.21	50,000,000	49,521,694
Total U.S. Government Agencies
(cost $266,284,347)			266,284,347

Repurchase Agreements—33.6%

Banc of America Securities LLC
dated 8/31/07, due 9/4/07 in the
amount of $20,011,111 (fully
collateralized by $15,708,000 Treasury
Inflation Protected Securities, 2%,
due 1/15/16, value $16,076,141 and
$4,303,000 U.S. Treasury Notes, 3.875%,
due 5/15/10, value $4,324,052)	5.00	20,000,000	20,000,000
Barclays Financial LLC
dated 8/31/07, due 9/4/07 in the
amount of $30,916,308 (fully
collateralized by $20,179,000 Treasury
Inflation Protected Securities, 3.625%,
due 4/15/28, value $31,518,126)	4.75	30,900,000	30,900,000
Deutsche Bank Securities
dated 8/31/07, due 9/4/07 in the
amount of $22,012,467 (fully
collateralized by $47,397,603
Federal Home Loan Mortgage Corp.,
Participation Certificates, 5%-5.423%,
due 1/1/20-9/1/35, value $10,831,178
and $13,961,541 Federal National Mortgage
Association, 4.932%-5.388%,
due 6/1/35-1/1/37, value $11,608,822)	5.10	22,000,000	22,000,000

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

		Annualized
		Yield on
		Date of	Principal
Repurchase Agreements (continued)		Purchase (%)	Amount ($)	Value ($)

Merrill Lynch & Co. Inc.
dated 8/31/07, due 9/4/07 in the
amount of $22,012,222 (fully collateralized
by $22,175,000 U.S. Treasury Notes,
4.125%, due 8/31/12, value $22,444,293)		5.00	22,000,000	22,000,000
Morgan Stanley
dated 8/31/07, due 9/4/07 in the
amount of $20,011,267 (fully collateralized
by $20,442,000 U.S. Treasury Bills,
due 9/20/07, value $20,400,707)		5.07	20,000,000	20,000,000
UBS Securities LLC
dated 8/31/07, due 9/4/07 in the
amount of $20,011,156 (fully collateralized
by $20,470,000 U.S. Treasury Notes, 4.25%,
due 8/15/14, value $20,402,200)		5.02	20,000,000	20,000,000
Total Repurchase Agreements
(cost $134,900,000)				134,900,000

Total Investments (cost $401,184,347)			99.9%	401,184,347

Cash and Receivables (Net)			.1%	326,662

Net Assets			100.0%	401,511,009

[a] Variable rate security—interest rate subject to periodic change.

Portfolio Summary (Unaudited) †

	Value (%)			Value (%)

Repurchase Agreements	33.6	Federal National Mortgage Association 14.0
Federal Home Loan Bank System	21.4	Federal Farm Credit Bank		12.4
Federal Home Loan Mortgage Corp	18.5			99.9

† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2007 (Unaudited)

	Cost	Value

Assets ($):
Investments in securities—See Statement
of Investments (including repurchase
agreements of $134,900,000)—Note 1(b)	401,184,347	401,184,347
Cash		491,154
Interest receivable		394,910
Prepaid expenses		23,109
		402,093,520

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		146,256
Payable for shares of Beneficial Interest redeemed		386,177
Accrued expenses		50,078
		582,511

Net Assets ($)		401,511,009

Composition of Net Assets ($):
Paid-in capital		401,596,569
Accumulated net realized gain (loss) on investments		(85,560)

Net Assets ($)		401,511,009

Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial interest authorized)		401,596,569
Net Asset Value, offering and redemption price per share ($)		1.00

See notes to financial statements.

The Fund 9

STATEMENT OF OPERATIONS

Six Months Ended August 31, 2007 (Unaudited)

Investment Income ($):
Interest Income	10,207,561
Expenses:
Management fee—Note 2(a)	966,668
Shareholder servicing costs—Note 2(b)	149,628
Custodian fees—Note 2(b)	33,542
Professional fees	29,362
Prospectus and shareholders’ reports	18,028
Registration fees	13,662
Trustees’ fees and expenses—Note 2(c)	7,969
Miscellaneous	6,700
Total Expenses	1,225,559
Less—reduction in management fee due to undertaking—Note 2(a)	(355,647)
Less—reduction in custody fees due to earnings credits—Note 1(b)	(1,527)
Net Expenses	868,385
Investment Income—Net	9,339,176

Net Realized Gain (Loss) on Investments—Note 1(b) ($)	600
Net Increase in Net Assets Resulting from Operations	9,339,776

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	August 31, 2007	Year Ended
	(Unaudited)	February 28, 2007

Operations ($):
Investment income—net	9,339,176	20,303,879
Net realized gain (loss) on investments	600	500
Net Increase (Decrease) in Net Assets
Resulting from Operations	9,339,776	20,304,379

Dividends to Shareholders from ($):
Investment income—net	(9,339,176)	(20,303,879)

Beneficial Interest Transactions ($1.00 per share):
Net proceeds from shares sold	101,339,491	218,011,801
Dividends reinvested	8,877,141	19,363,048
Cost of shares redeemed	(99,785,675)	(311,611,168)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	10,430,957	(74,236,319)
Total Increase (Decrease) in Net Assets	10,431,557	(74,235,819)

Net Assets ($):
Beginning of Period	391,079,452	465,315,271
End of Period	401,511,009	391,079,452

See notes to financial statements.

The Fund 11

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Six Months Ended August 31, 2007		Fiscal Year Ended February,

	(Unaudited)	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value,
beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.024	.047	.031	.011	.007	.015
Distributions:
Dividends from investment
income—net	(.024)	(.047)	(.031)	(.011)	(.007)	(.015)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00

Total Return (%)	4.86[a]	4.79	3.11	1.12	.74	1.46

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.63[a]	.63	.62	.63	.62	.61
Ratio of net expenses
to average net assets	.45[a]	.45	.45	.45	.45	.45
Ratio of net investment income
to average net assets	4.82[a]	4.67	3.05	1.08	.75	1.47

Net Assets, end of period
($ x 1,000)	401,511	391,079	465,315	474,353	601,253	739,219

[a] Annualized.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS ( U n a u d i t e d )

NOTE 1—Significant Accounting Policies:

Dreyfus BASIC U.S. Government Money Market Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company.The fund’s investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser.The Manager was a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares which are sold to the public without a sales charge.

On July 1, 2007, Mellon Financial and The Bank of New York Company, Inc. merged, forming The Bank of New York Mellon Corporation (“BNY Mellon”). As part of this transaction, Dreyfus became a wholly-owned subsidiary of BNY Mellon.

It is the fund’s policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so.There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

The Fund 13

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Board of Trustees to represent the fair value of the fund’s investments.

The Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements.The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of investments represents amortized cost.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Manager, subject to the seller’s agreement to repurchase and the fund’s agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securi-

ties falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more likely-than-not threshold would be recorded as a tax benefit or expense in the current year.Adoption of FIN 48 is required for fiscal years beginning after December 15,2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund has an unused capital loss carryover of $86,160 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to February 28, 2007. If not applied, $425 of the carryover expires in fiscal 2008, $28,890 expires in fiscal 2011, $1,550 expires in fiscal 2012, $53,226 expires in fiscal 2013 and $2,069 expires in fiscal 2014.

The tax characters of distributions paid to shareholders during the fiscal year ended February 28, 2007 were all ordinary income.The tax character of current year distributions will be determined at the end of the current fiscal year.

At August 31, 2007, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly. The Manager has undertaken, until such time as it gives shareholders at least 90 days’ notice to the contrary, to reduce the management fee paid by the fund, if the fund’s aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of .45% of the value of the fund’s average daily net assets, the fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. The reduction in management fee, pursuant to the undertaking, amounted to $355,647 during the period ended August 31, 2007.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder

accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended August 31, 2007, the fund was charged $93,382 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2007, the fund was charged $31,201 pursuant to the transfer agency agreement.

Effective July 1, 2007, the fund compensates The Bank of New York, an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. For the two months ended August 31, 2007, the fund was charged $14,178 pursuant to the custody agreement.

During the period ended August 31, 2007, the fund was charged $2,411 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $165,338, custodian fees $22,907, chief compliance officer fees $2,009 and transfer agency per account fees $5,309, which are offset against an expense reimbursement currently in effect in the amount of $49,307.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

The Fund 17

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a Meeting of the fund’s Board of Trustees held on July 24, 2007, the Board considered the re-approval for an annual period of the fund’s Management Agreement, pursuant to which the Manager provides the fund with investment advisory and administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent, and quality of the services provided to the fund pursuant to the fund’s Management Agreement. The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each. The Manager’s representatives noted that the fund is serviced predominantly by Dreyfus’s retail servicing division. The Manager’s representatives noted the diversity of distribution of the funds in the Dreyfus fund complex generally, and the Manager’s need for broad, deep, and diverse resources to be able to provide ongoing shareholder services in each distribution channel. The Board also reviewed the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered the Manager’s extensive administrative, accounting, and compliance infrastructure.

Comparative Analysis of the Fund’s Management Fee and Expense Ratio and Performance. The Board members reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing the fund’s management fee and expense ratio with a group of comparable funds (the

“Expense Group”) and with a broader group of funds (the “Expense Universe”) that were selected by Lipper. Included in these reports were comparisons of contractual and actual management fee rates and total operating expenses.

The Board members also reviewed the reports prepared by Lipper that presented, for various periods ended May 31, 2007, comparisons of the Fund’s total return performance to the same group of funds as the fund’s Expense Group (the “Performance Group”) and to a group of funds that was broader than the fund’s Expense Universe (the “Performance Universe”) that also were selected by Lipper. The Manager furnished these reports to the Board along with a description of the methodology Lipper used to select the fund’s Expense Group and Expense Universe, and Performance Group and Performance Universe.

The Board reviewed the results of the Expense Group and Expense Universe comparisons for various periods ended May 31, 2007. The Board reviewed the range of management fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund’s contractual management fee was equal to the Expense Group median and that the fund’s actual management fee was lower than the Expense Group and Expense Universe medians. The Board also noted that the fund’s total expense ratio was lower than the Expense Group and Expense Universe medians.

With respect to the fund’s performance, the Board noted that the fund achieved first quintile (the first quintile reflecting the highest performance ranking group) total return results in the Performance Group and Performance Universe for each reported time period up to 10 years.

Representatives of the Manager reviewed with the Board members the fee paid to the Manager or its affiliates by the one mutual fund managed by the Manager or its affiliates that was reported in the same Lipper category as the fund (the “Similar Fund”), and explained the nature of the Similar Fund and the differences, from the Manager’s perspective, in providing services to the Similar Fund as compared to the fund.The Manager’s representatives also reviewed the costs associ-

The Fund 19

I N FO R M AT I O N A B O U T T H E R E V I E W A N D A P P R OVA L O F T H E F U N D ’S M A N A G E M E N T A G R E E M E N T ( U n a u d i t e d ) ( c o n t i n u e d )

ated with distribution through intermediaries.The Board discussed the relationship of the management fees paid in light of the Manager’s performance, and the services provided.The Board members considered the relevance of the fee information provided for the Similar Fund to evaluate the appropriateness and reasonableness of the fund’s management fee.The Manager’s representatives noted that there were no similarly managed separate accounts or wrap fee accounts managed by the Manager or its affiliates with similar investment objectives, policies, and strategies as the fund.

Analysis of Profitability and Economies of Scale.The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager for the fund and the method used to determine such expenses and profit.The Board considered information, previously provided and discussed, prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board members also considered that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund, and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders.The Board members also considered potential benefits to the Manager from acting as investment adviser to the fund and noted that there were no soft dollar arrangements in effect with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent, and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less.The Board members also discussed the profitability percentages determined by appropriate court cases to be reasonable given the services rendered to investment companies. It was noted that the profitability percentage for managing the fund was not unreasonable given the fund’s overall performance and generally superior service levels provided. The Board also noted the fund’s expense limitation over the past year and its effect on the profitability of the Manager.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on their discussions and considerations as described above, the fund’s Board made the following conclusions and determinations.

  The Board concluded that the nature,extent,and quality of the services provided by the manager to the fund are adequate and appropriate.
  The Board was satisfied with the fund’s performance.
  The Board concluded that the fee paid to the Manager by the fund was reasonable in light of the services provided, comparative perfor- mance and expense and management fee information, including the Manager’s agreement to limit the fund’s expense ratio, costs of the ser- vices provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.
  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in con- nection with the management fee rate charged to the fund, and that, to the extent in the future it were to be determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the f und.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

The Fund 21

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services.
Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized. U.S. Government Money Market Fund, Inc.

By:	/s/ J. David Officer
J David Officer
President

Date:	October 23, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of
1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer
President

Date:	October 23, 2007

By:	/s/ James Windels
James Windels
Treasurer

Date:	October 23, 2007

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)